SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2004

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5. Other Events.

On June 16, 2004, Genaera Corporation (the “Company”) issued a press release announcing the opening of enrollment for the second and largest of its U.S. Phase II clinical trials of its first in class small molecule systemically administered anti-angiogenic drug, squalamine, for the treatment of “wet” age-related macular degeneration. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated June 16, 2004 – “Genaera Initiates Second Phase II Macular Degeneration Clinical Trial for Squalamine”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION
(Registrant)

By:	/s/ John A. Skolas
John A. Skolas
Senior Vice President, Chief Financial Officer, General Counsel and Secretary

Dated: June 17,2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated June 16, 2004 – “Genaera Initiates Second Phase II Macular Degeneration Clinical Trial for Squalamine”.

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